UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 2, 2015

Eagle Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Maryland	0-25923	52-2061461
(State or other jurisdiction	(Commission file number)	(IRS Employer
of incorporation)		Number)

7830 Old Georgetown Road, Third Floor, Bethesda, Maryland  20814

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:  301.986.1800

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR  240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

On March 2, 2015, Eagle Bancorp, Inc. (the “Company”) issued a press release announcing commencement of a public offering, on a firm commitment basis, of 1.9 million shares of its common stock.  The Company intends to grant the underwriter a 30-day option to purchase from the Company up to an additional 285,000 shares of common stock to cover over-allotments, if any.  A copy of the press release is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

(a)  Financial Statements of Business Acquired.  Not applicable.

(b)  Pro Forma Financial Information.  Not applicable.

(c)  Shell Company Transactions.  Not applicable.

(d)  Exhibits.

99.1                Press Release dated March 2, 2015

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EAGLE BANCORP, INC.

	By:	/s/ Ronald D. Paul
Ronald D. Paul, President, Chief Executive Officer

Dated: March 2, 2015